UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 10, 2025

Date of Report (Date of earliest event reported)

LIMINATUS PHARMA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42626	93-2710748
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6 Centerpointe Drive #625, La Palma, CA	90623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 273-5453

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIMN	The Nasdaq Stock Market LLC
Warrants	LIMNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2025, the board of directors (the “Board”) of Liminatus Pharma, Inc. (the “Company”) increased the size of the Board to six (6) members and appointed Philip Lemons and Richard Baek as directors of the Company, effective immediately.

Philip Lemons, 54, brings extensive expertise in clinical research and development, with over two decades of leadership roles across global research institutions and consulting firms. Mr. Lemons has served as Chief Business Officer and a board member of ICE Global Consulting, Inc., a clinical research consulting company, since October 2020 and as consultant and owner of Nine18 Consulting, LLC since July 2013. Mr. Lemons has also held senior executive positions at Duke Clinical Research Institute, Clintrax Global, and Momentum Research, where he led clinical trial strategy, business development, and international collaborations. Mr. Lemons holds a bachelor of science degree in business management from Guilford College.

Richard Baek, 33, brings extensive expertise across multiple sectors in financial oversight, internal controls and regulatory compliance. He has demonstrated the ability to ensure adherence to accounting standards and financial regulations. Since December 2022, Mr. Baek has served as Vice President, Head of Finance & Business at Studio City PXL, a marketing and advertising agency. From November 2021 to June 2022, Mr. Baek was Finance Director at Hawke Media. From April 2021 to November 2021, Mr. Baek was Associate Finance Director at RAPP (an Omnicom company). Mr. Baek holds a bachelor of science degree in business management from the University of San Francisco.

There are no arrangements or understandings between Mr. Baek or Mr. Lemons, respectively, and any other persons pursuant to which he was selected as a director. Neither Mr. Baek nor Mr. Lemons is a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2025

LIMINATUS PHARMA, INC.

	By:	/s/ Chris Kim
	Name:	Chris Kim
	Title:	Chief Executive Officer